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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 7, 2002
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware                   1-9924                  52-1568099
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          (State or other             (Commission              (IRS Employer
          jurisdiction of             File Number)           Identification No.)
          incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)




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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 9.  REGULATION FD DISCLOSURE.

In a communication to employees on August 7, 2002, Sanford I. Weill announced that he and Todd S. Thomson, the Principal Financial Officer of Citigroup Inc., have each signed a sworn statement as required under Securities and Exchange Commission Order No. 4-460.







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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 7, 2002                    CITIGROUP INC.


                                          By:    /s/  WILLIAM P. HANNON
                                             ----------------------------------
                                          Name:    William P. Hannon
                                          Title:   Controller